UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

GUANWEI RECYCLING CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Company)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF AMENDMENT TO PROXY STATEMENT

Rescheduled Annual Meeting to be Held on November 29, 2012

To the Stockholders of Guanwei Recycling Corp.:

The Board of Directors has decided to postpone the annual meeting of the stockholders (the “Meeting”) of Guanwei Recycling Corp. (the “Company”) from the date announced in the proxy statement and related materials dated October 16, 2012.  The Meeting will now be held on Thursday, November 29, 2012 at 9:00 AM, local time, at the offices of K&L Gates LLP, 200 South Biscayne Boulevard, Suite 3900, Miami, Florida 33131-2399. The time, location, matters to be voted on at the Meeting and the record date for the Meeting have not changed.

AS SUCH, NOTICE IS HEREBY GIVEN that the Meeting of the Company will be held on Thursday, November 29, 2012 at 9:00 AM, local time, at the offices of K&L Gates LLP, 200 South Biscayne Boulevard, Suite 3900, Miami, Florida 33131-2399 for the following purposes:

1.          To elect a slate of nominees consisting of Chen Min, Chen Qijie, Gao Juguang, Howard Barth, Wang Rui, Wang Changzhu and Qin Jingshou to serve as directors of the Company;

2.          To ratify the appointment of Friedman LLP as the Company’s independent registered public accountants for fiscal 2012;

3.          To authorize the amendment of the Company’s Articles of Incorporation to effect a reverse split of the Company’s Common Stock at a ratio of between 1-for-2 and 1-for-4, to be determined by the Company’s Board of Directors; and

4.          To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

The Board of Directors recommends that you vote in favor of each proposal.

Stockholders of record as of October 8, 2012 are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE RESCHEDULED MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES.  WE ASK THAT YOU EITHER VOTE YOUR SHARES AT THE RESCHEDULED MEETING OR VOTE THEM VIA PROXY AT YOUR EARLIEST CONVENIENCE. WE ARE PROVIDING TWO WAYS IN WHICH YOU MAY VOTE VIA PROXY: (1) BY INTERNET, AT WWW.PROXYVOTE.COM AND USING THE CONTROL NUMBER LOCATED ON YOUR PROXY CARD, OR (2) BY RETURNING THE ORIGINAL PROXY CARD WHICH WAS PREVIOUSLY MAILED TO YOU BY MAIL PURSUANT TO THE DIRECTIONS PRINTED ON THE PROXY CARD. IF YOU GIVE A PROXY, YOU MAY REVOKE IT AT ANY TIME BEFORE IT IS USED AND IF YOU VOTE IN PERSON AT THE MEETING, YOUR PROXY WILL AUTOMATICALLY BE REVOKED AS TO EACH MATTER ON WHICH YOU VOTE IN PERSON.

PLEASE NOTE: A REVISED PROXY CARD IS NOT BEING SENT. AS SUCH, VOTES ALREADY CAST ON
THE ORIGINAL PROXY CARD, THAT HAVE NOT BEEN REVOKED, ARE STILL VALID.

ALSO, INTERNET VOTES ALREADY CAST, THAT HAVE NOT BEEN REVOKED, ARE STILL VALID.

By Order Of The Board Of Directors

/s/ Chen Min
Chen Min
Chief Executive Officer and Chairman of the Board of Directors

November 5, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE RESCHEDULED
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 29, 2012

We are now providing access to our proxy materials, including this Amended Notice of Annual Meeting of Stockholders/Notice of Amendment to Proxy Statement, the Amendment to Proxy Statement, our Annual Report for the 2011 fiscal year and a form of proxy relating to the Meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

AMENDMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

Rescheduled Annual Meeting to Be Held on November 29, 2012

Amended Proxy Statement Disclosure

This Amendment to Proxy Statement amends only the parts of the disclosure in the Proxy Statement dated October 16, 2012 (the "Original Statement") and the Proxy Card (the "Original Card") identified below. Deleted text is shown below as crossed through, and new text is shown below as underlined:

●   The reference to the date in the first paragraph on page 1 of the Original Statement is amended as follows:

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of Guanwei Recycling Corp., a Nevada corporation (the “Company” or “Guanwei”) for the Annual Meeting of the Stockholders (the “Meeting”) to be held at 9:00 AM, local time, on Thursday, ~~November 15, 2012~~ November 29, 2012 and at any adjournment or adjournments thereof, at the offices of K&L Gates LLP, 200 South Biscayne Boulevard, Suite 3900, Miami, Florida 33131-2399.

●   The heading on the reverse side of the Original Card is amended as follows:

GUANWEI RECYCLING CORP.
Annual Meeting of Stockholders
~~November 15, 2012~~ November 29, 2012  9:00 AM.
This proxy is solicited by the Board of Directors

●   The first paragraph on the reverse side of the Original Card is amended as follows:

The shareholder(s) hereby appoints Chen Min and Yang Feng, or either or them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of GUANWEI RECYCLING CORP. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholders to be held at 9:00 AM, EST on ~~11/15/2012~~  11/29/2012, at the offices of K&L Gates LLP, 200 South Biscayne Boulevard, 39th Floor, Miami, FL 33131, and any adjournment or postponement thereof.

The changes set forth above are the only changes to the Original Statement and the Original Card for the Meeting. Otherwise, the Original Statement and the Original Card remain unchanged.

Proxies

Please Note: The Company is not sending a revised proxy card; if you have not already voted, please use the proxy card sent with the Original Statement. Any votes already cast on the Original Card that have not been revoked, are still valid.

If you have already voted by any of the foregoing methods, and do not wish to revoke your vote, you do not need to do anything further.

Proxy Materials

We will provide without charge to each stockholder receiving this Amendment to Proxy Statement copies of the Amended Notice of Annual Meeting of Stockholders/Notice of Amendment to Proxy Statement, the Notice of Annual Meeting of Stockholders, the Original Statement, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, which has been filed with the SEC pursuant to the Securities Exchange Act of 1934 as well as copies of any Quarterly Report upon written request to Guanwei Recycling Corp., at Rong Qiao Economic Zone, Fuqing City, Fujian Province, People’s Republic of China 350301, or on the SEC’s internet website at www.sec.gov.